Exhibit 10.3

FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of May 8, 2020 by and among THE ONE GROUP, LLC, a Delaware limited liability company (the “Company”); the other Credit Parties signatory hereto; the Lenders signatory hereto and GOLDMAN SACHS BANK USA, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A. The Credit Parties, Lenders and Administrative Agent are parties to a certain Credit and Guaranty Agreement, dated as of October 4, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Company;

B.The Company has requested that the Lenders amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders executing this Amendment, which Lenders constitute the Requisite Lenders, are willing to do so;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

A.AMENDMENTS

1.Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition thereto in proper alphabetical order:

“First Amendment Effective Date” means May 8, 2020.

2.Section 2.13(c) of the Credit Agreement is hereby amended by replacing such Section 2.13(c) in its entirety with the following:

(c)Issuance of Equity Securities.  On the date of receipt by any Credit Party or any of its Subsidiaries of any Net Equity Proceeds from any Person other than a Credit Party (it being understood that any such Net Equity Proceeds shall be deposited into a Controlled Account on the same Business Day as receipt thereof), Company shall prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth in Section 2.14(b) in an aggregate amount equal to 100% of such Net Equity Proceeds, excluding any such Net Equity Proceeds used for (x) purposes approved in writing by Administrative Agent in its sole discretion or (y) repayment of any loans incurred on May 4, 2020 pursuant to Section 1102 of the Coronavirus Aid, Relief, and Economic Security Act (together with all regulations and guidance issued by any Governmental Authority with respect thereto, and as in effect on the date hereof), solely to the extent (1) the Credit

Parties provide written notice to Administrative Agent of such intended use and the amount of such Net Equity Proceeds prior to the receipt of such Net Equity Proceeds and (2) the Credit Parties use such Net Equity Proceeds solely for the purposes described in this clause (y) within two (2) Business Days of receipt.

3.Section 3.2 of the Credit Agreement is hereby amended to add the following sentence to the end thereof:

Notwithstanding the foregoing, until thirty (30) days following the First Amendment Effective Date, no Lender shall be obligated to make any Loan, or Issuing Bank to issue any Letter of Credit (or amend any Letter of Credit to extend its term or increase its amount), unless otherwise consented to by Administrative Agent in its sole discretion.

4.Section 6.8(a) of the Credit Agreement is hereby amended by replacing such Section 6.8(a) in its entirety with the following:

(a)Fixed Charge Coverage Ratio.  Holdings shall not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending March 31, 2020 to be less than the correlative ratio indicated:

Fiscal Quarter Ending	Fixed Charge Coverage Ratio
March 31, 2020	1.35:1.00
June 30, 2020, September 30, 2020, December 31, 2020	1.20:1.00
March 31, 2021, June 30, 2021	1.35:1.00
September 30, 2021 and on the last day of any Fiscal Quarter ending thereafter	1.50:1.00

5.Section 6.8(b) of the Credit Agreement is hereby amended by replacing such Section 6.8(b) in its entirety with the following:

(b)Leverage Ratio.  Holdings shall not permit the Leverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 2019, to exceed the correlative ratio indicated:

Fiscal Quarter Ending	Leverage Ratio
December 31, 2019, March 31, 2020	2.75:1.00
June 30, 2020	3.00:1.00
September 30, 2020, December 31, 2020	2.75:1.00
March 31, 2021	2.00:1.00
June 30, 2021	1.75:1.00
September 30, 2021	1.70:1.00
December 31, 2021	1.65:1.00
March 31, 2022 and on the last day of any Fiscal Quarter ending thereafter	1.50:1.00

6.Section 6.8(d) of the Credit Agreement is hereby amended by replacing such Section 6.8(d) in its entirety with the following:

(d)Minimum Consolidated Liquidity.  Holdings shall not permit Consolidated Liquidity at any time to be less than (i) from the period through the Closing Date through and including May [6], 2020, $1,500,000, (ii) from the First Amendment Effective Date through and including December 31, 2020, $4,000,000 and (iii) at all times thereafter, $1,500,000.

7.Paragraph 17 of Schedule 5.15 of the Credit Agreement is hereby amended by replacing the phrase “On or prior to the date that is 180 days after the Closing Date” with “On or prior to the date that is 90 days after the First Amendment Effective Date”.

B.CONDITIONS TO EFFECTIVENESS

Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Credit Parties shall have no rights under this Amendment, until Administrative Agent shall have received (i)  reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of counsel to Administrative Agent); and (ii) executed counterparts of this Amendment from the Company, each other Credit Party, each of the Guarantors and the Lenders, in form and substance satisfactory to Administrative Agent.

C.  REPRESENTATIONS

To induce the Lenders and Administrative Agent to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders and the Administrative Agent that:

1.Each of the Credit Parties and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents to which it is a party and to carry out the transactions contemplated thereby, and (c) is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect;

2.The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of each Credit Party that is a party hereto;

3. After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the First Amendment Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; and

4.After giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof.

D.  OTHER AGREEMENTS

1.Continuing Effectiveness of Credit Documents.  As amended hereby, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Credit Parties party thereto.  To the extent any terms and conditions in any of the other Credit Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby. Upon the effectiveness of this Amendment such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

2.Reaffirmation of Guaranty.  Each Guarantor consents to the execution and delivery by the Credit Parties of this Amendment and the consummation of the transactions described herein, and ratifies and confirms the terms of the Guaranty to which such Guarantor is a party with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Credit Parties to the Lenders or any other obligation of the Credit Parties, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Credit Parties, the Guaranty to which such Guarantor is a party (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of any Guarantor under the Guaranty to which such Guarantor is a party.

3.Acknowledgment of Perfection of Security Interest. Each Credit Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to Administrative Agent and the Lenders under the Credit Agreement and the other Credit Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Credit Documents.

4.Effect of Agreement.  Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Credit Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Credit Parties to the Lenders and Administrative Agent.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein with respect to the Specified Defaults (as defined below), operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  This Amendment shall constitute a Credit Document for all purposes of the Credit Agreement.

5.Governing Law.   This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

6.No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement and the other Credit Documents or an accord and satisfaction in regard thereto.

7.Costs and Expenses.  The Credit Parties agrees to pay on demand all costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for Administrative Agent with respect thereto.

8.Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission, electronic transmission (including delivery of an executed counterpart in .pdf format) shall be as effective as delivery of a manually executed counterpart hereof.

9.Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.  No third party beneficiaries are intended in connection with this Amendment.

10.Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

11.Release.  (a) Each Credit Party hereby releases, acquits, and forever discharges Administrative Agent and each of the Lenders, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of Administrative Agent and the Lenders (each a “Releasee”), from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys' fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which such Credit Party may have or claim to have now or which may hereafter arise out of or connected with any act of commission or omission of Releasee existing or occurring on or prior to the date of this Amendment or any instrument executed on or prior to the date of this Amendment including, without limitation, any claims, liabilities or obligations arising with respect to the Credit Agreement or the other of the Credit Documents.  The provisions of this paragraph shall be binding upon each Credit Party and shall inure to the benefit of Releasees, and their respective heirs, executors, administrators, successors and assigns, and the other released parties set forth herein.  No Credit Party is aware of any claim or offset against, or defense or counterclaim to, any Credit Party’s obligations or liabilities under the Credit Agreement or any other Credit Document.  The provisions of this Section shall survive payment in full of the Obligations, full performance of the terms of this Amendment and the Credit Documents, and/or Administrative Agent’s or each Lender’s actions to exercise any remedy available under the Credit Documents or otherwise.  Each Credit Party warrants and represents that such Credit Party is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and each Credit Party has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

THE ONE GROUP, LLC, as the Company

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

THE ONE GROUP HOSPITALITY, INC., as Holdings

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

LITTLE WEST 12TH LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

BASEMENT MANAGER, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

MPD SPACE EVENTS, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

[Signature Page to First Amendment to Credit and Guaranty Agreement]

ONE 29 PARK MANAGEMENT, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK MIDTOWN HOLDINGS, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK MIDTOWN, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

ONE MARKS, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

WSATOG (MIAMI) LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK MIAMI, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK MIAMI SERVICE, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK-LA, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK – LAS VEGAS, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK ATLANTA, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK ORLANDO LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK CHICAGO LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK WESTWOOD, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK DENVER, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK DALLAS, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK REBEL AUSTIN, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK TEXAS HOLDINGS, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK TEXAS HOLDINGS II, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK REBEL SAN DIEGO, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK ROOFTOP SAN DIEGO, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK IBIZA, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

THE ONE GROUP – STKPR, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

THE ONE GROUP - MENA, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

THE ONE GROUP - QATAR VENTURES, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

THE ONE GROUP – MEXICO, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

SEAPORT REBEL RESTAURANT LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK NASHVILLE, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

TOG MARKETING LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK ASPEN, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

TOG ORLANDO F&B MANAGER LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

KONA GRILL ACQUISITION, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

TOG KONA MACADAMIA, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

TOG KONA BALTIMORE, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

TOG KONA TEXAS, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

TOG KONA SUSHI, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

T.O.G. (UK) LIMITED

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

HIP HOSPITALITY LIMITED

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

T.O.G. (ALDWYCH) LIMITED

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

CA ALDWYCH LIMITED

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

9401415 CANADA LTD.

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

TOG KONA TEXAS CONCESSION, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK SCOTTSDALE, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

STK BELLEVUE, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

JEC II LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

KGA TEXAS, LLC

By:	/s/ Tyler Loy
Name: Tyler Loy
Title: CFO

GOLDMAN SACHS BANK USA, as Administrative Agent and as a Lender

By:	/s/ Greg Watts
Name: Greg Watts
Title: Authorized Signatory